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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):   July 1, 2010


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On July 1, 2010, N-Viro International Corporation, or the Company, executed a Purchase Agreement, License and Development Agreement and Registration Rights Agreement (the "Agreements"), all effective June 29, 2010, with VC Energy I, LLC of Las Vegas, NV, or VC Energy. The Company has contracted and granted a license to VC Energy to develop and build facilities incorporating the N-Viro Process within certain geographical areas for a period of five years, subject to certain provisions, including the prospective payment by VC Energy of certain royalties to the Company upon completion and operation of a facility.
Concurrently, the Company sold VC Energy 200,000 shares of the Company's unregistered common stock at a price of $2.50 per share, issued VC Energy 200,000 warrants exercisable at $2.75 per share, and also granted VC Energy an option to acquire another 400,000 shares of the Company's unregistered common stock at a price of $2.50 per share. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D .

     On July 7, 2010, the Company issued a press release regarding the Agreements. The release has been attached as Exhibit 99.1 to this Form 8-K.

     Concurrent with the Agreements, the Company will pay Burnham Hill Partners LLC ("BHP"), New York, NY, a placement fee which includes cash, shares of the Company's unregistered common stock and warrants to acquire the Company's unregistered common stock. The shares will be issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933.


ITEM  3.02     UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits
            Exhibit No.     Description
            -----------     -----------
            99.1            Press Release dated July 7, 2010


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          July 9, 2010               By:       /s/  James K. McHugh
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                                                     James K. McHugh
                                                     Chief Financial Officer